Exhibit 99.28

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
April 30, 1998



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.4879%



        Excess Protection Level
          3 Month Average 5.48%
          April, 1998 5.90%
          March, 1998  5.83%
          February, 1998 4.70%


        Cash Yield18.66%


        Investor Charge Offs 4.96%


        Base Rate 7.80%


        Over 35 Day Delinquency 5.03%


        Seller's Interest14.63%


        Total Payment Rate14.61%


        Total Principal Balance$35,947,972,379.88


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$5,259,577,861.39